                                                                    EXHIBIT 99.1
                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         September 29, 2021

Issuer Name and Ticker or
Trading Symbol:                     AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           ----------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  October 1, 2021

2. RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         September 29, 2021

Issuer Name and Ticker or
Trading Symbol:                     AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           ---------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  October 1, 2021

3. ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):         September 29, 2021

Issuer Name and Ticker or
Trading Symbol:                     AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    /s/ Edward S. Lampert
                                           ---------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  October 1, 2021